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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C. 20549

                       _________________________________


                                   FORM 8-K



                                CURRENT REPORT
                      Pursuant to Section 13 or 15 (d) of
                      the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                April 24, 1995

                      ____________________________________

                                  TEXACO INC.
            (Exact name of registrant as specified in its charter)



         Delaware                         1-27                74-1383447
(State or other jurisdiction of     (Commission File       (I.R.S. Employer
      incorporation)                     Number)         Identification Number)

   2000 Westchester Avenue,                                     10650
    White Plains, New York                                    (Zip Code)
(Address of principal executive offices)



                                 (914) 253-4000

               (Registrant's telephone number, including area code)


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Item 5. Other Events
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1.   On April 24, 1995, the Registrant issued an Earnings Press
     Release entitled "Texaco Reports Results For The First Quarter 1995," a copy of which is attached hereto as Exhibit 99.1 and made a part hereof.


Item 7. Financial Statements, Pro Forma Financial Information and
- -----------------------------------------------------------------
Exhibits
- --------

(c)  Exhibits

     99.1 Press Release issued by Texaco Inc. dated April 24, 1995, entitled "Texaco Reports Results For The First Quarter
          1995."

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                                SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                TEXACO INC.
                                            --------------------
                                               (Registrant)





                                        By:       R. E. KOCH
                                            ----------------------
                                             (Assistant Secretary)





Date:  April 24, 1995
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                                                                   APPENDIX


Description of graphic material included in Exhibit 99.1.

The following information is depicted in graphic form in the Press Release issued by Texaco Inc. dated April 24, 1995, entitled
"Texaco Reports Results for the First Quarter 1995" filed as
Exhibit 99.1 to this Form 8-K:

1.   The first graph is located within the fifth paragraph of
     Exhibit 99.1. Graph is entitled "Texaco Average U.S. Crude Price Per Quarter" and is shown in dollars per barrel by quarter for the year 1994 and first quarter of 1995. The Y axis depicts dollars per barrel from $10.00 to $18.00 with $2.00 increments. The X axis depicts the calendar quarters for the year 1994 and first quarter of 1995. The plot points are as follows:

     First Quarter 1994       -    $11.02 per barrel
     Second Quarter 1994      -    $13.45 per barrel
     Third Quarter 1994       -    $14.82 per barrel
     Fourth Quarter 1994      -    $14.45 per barrel
     First Quarter 1995       -    $14.85 per barrel


2. The second graph is located within the seventh paragraph of Exhibit 99.1. Graph is entitled "Texaco Average U.S. Natural Gas Price Per Quarter" and is shown in dollars per MCF by quarters for the year 1994 and first quarter of 1995. The Y axis depicts dollars per MCF from $0.00 to $3.00 with $.50 increments. The X axis depicts the calendar quarters for the year 1994 and first quarter of 1995. The plot points are as follows:

     First Quarter 1994       -    $2.32/MCF
     Second Quarter 1994      -    $2.02/MCF
     Third Quarter 1994       -    $1.84/MCF
     Fourth Quarter 1994      -    $1.80/MCF
     First Quarter 1995       -    $1.68/MCF